UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report – October 23, 2014

(Date of earliest event reported)

INGERSOLL-RAND PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

(353)(0)18707400

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2014, Ingersoll-Rand Luxembourg Finance S.A. (“IR Lux”), as the issuer, and Ingersoll-Rand plc (“IR Parent”), Ingersoll-Rand Company Limited (“IR Limited”), Ingersoll-Rand International Holding Limited (“IR International”), Ingersoll-Rand Company (“IR Company”) and Ingersoll-Rand Global Holding Company Limited (“IR Global”), as guarantors (together, the “Guarantors”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the several underwriters named therein, for whom Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as the representatives (the “Representatives”), for the issuance and sale by IR Lux of $300,000,000 aggregate principal amount of its 2.625% Senior Notes due 2020 (the “2020 Notes”), $500,000,000 aggregate principal amount of its 3.550% Senior Notes due 2024 (the “2024 Notes”) and $300,000,000 aggregate principal amount of its 4.650% Senior Notes due 2044 (the “2044 Notes” and, together with the 2020 Notes and the 2024 Notes, the “Notes”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to IR plc’s, IR Lux’s and IR Global’s shelf registration statement on Form S-3ASR (File No. 333-199562) previously filed with the Securities and Exchange Commission under the Securities Act.

The Notes were issued (and the guarantees were delivered) pursuant to an indenture, dated October 28, 2014 (the “Base Indenture”), among IR Lux, as issuer, the Guarantors and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, relating to the 2020 Notes, the Second Supplemental Indenture, relating to the 2024 Notes, and the Third Supplemental Indenture, relating to the 2044 Notes, among IR Lux, the Guarantors and the Trustee, each dated October 28, 2014 (collectively, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”).

The Notes are senior unsecured obligations of IR Lux and rank equally with all of IR Lux’s existing and future senior unsecured indebtedness. The guarantees of the Notes are senior unsecured obligations of each Guarantor and rank equally with all of such Guarantor’s existing and future senior unsecured indebtedness.

IR Lux will pay interest on the Notes semi-annually on May 1 and November 1, beginning May 1, 2015, to holders of record on the preceding April 15 and October 15. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The 2020 Notes will mature on May 1, 2020, the 2024 Notes will mature on November 1, 2024 and the 2044 Notes will mature on November 1, 2044. IR Lux may redeem the Notes of any series in whole or in part at any time and from time to time prior to April 1, 2020, in the case of the 2020 Notes, August 1, 2024, in the case of the 2024 Notes and May 1, 2044, in the case of the 2044 Notes at a redemption price equal to the greater of 100% of their principal amount and a “make-whole” redemption price. In addition, IR Lux may redeem the Notes of any series in whole or in part at any time and from time to time on or after April 1, 2020, in the case of the 2020 Notes, August 1, 2024, in the case of the 2024 Notes and May 1, 2044, in the case of the 2044 Notes, at par plus accrued interest to, but not including, the redemption date. In the event of a change of control triggering event (as defined in the Indenture), the holders of the Notes may require IR Lux to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of purchase. If the Acquisition (as defined herein) is not completed, or the related merger agreement is terminated, on or before September 30, 2015, IR Lux will be required to redeem the 2020 Notes and the 2044 Notes at a redemption price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon up to, but not including, the special mandatory redemption date. If, as a result of certain tax law changes, IR Lux would be obligated to pay additional amounts in respect of withholding taxes or certain other tax indemnification payments with respect to any series of the Notes, and such obligation cannot be avoided by taking reasonable measures available to IR Lux, IR Lux may redeem the Notes of such series in whole, but not in part, at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest, and all additional amounts, if any, then due or becoming due on the redemption date. The Notes are subject to certain customary covenants, including limitations on IR Parent and its restricted subsidiaries’ ability to incur indebtedness secured by certain liens and to engage in certain sale and leaseback transactions, and on each of IR Lux and the Guarantors’ ability to consolidate or merge with or into, or sell substantially all of its assets to, another person. These covenants are subject to important limitations and exceptions.

We intend to use all or a portion of the net proceeds from the offering of the Notes to (i) fund the redemption of our 5.50% Senior Notes due 2015 and 4.75% Senior Notes due 2015 and (ii) fund IR Parent’s previously announced acquisition of Cameron International Corporation’s Centrifugal compression division (the “Acquisition”), with allocation of net proceeds between (i) and (ii) to be dependent on the timing of the Acquisition closing. We expect to use any remaining proceeds for general corporate purposes.

Copies of the Base Indenture and the Supplemental Indentures are included with this current report on Form 8-K as exhibits 4.1 through 4.4, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the Base Indenture and the Supplemental Indentures are summaries only and are qualified in their entirety by the complete text of each of such documents.

In connection with the offering, (i) IR Global, IR Company, IR Parent, IR Limited, IR International, IR Lux and The Bank of New York Mellon, as trustee, entered into a fifth supplemental indenture, dated as of October 28, 2014 (“2013 Indenture Supplement”), to the indenture, dated as of June 20, 2013, (ii) IR Global, IR Company, IR Parent, IR International, IR Lux and Wells Fargo Bank N.A., as trustee, entered into a sixth supplemental indenture, dated as of October 28, 2014 (“2008 Indenture Supplement”), to the indenture, dated as of August 12, 2008, and (iii) IR Company, IR Parent, IR International, IR Limited, IR Lux and The Bank of New York Mellon, as trustee, entered into a sixth supplemental indenture, dated as of October 28, 2014 (“1986 Indenture Supplement”), to the indenture, dated as of August 15, 1986, in each case in order to add IR Lux as a guarantor under the respective indenture.

Copies of the 2013 Indenture Supplement, the 2008 Indenture Supplement and the 1986 Indenture Supplement are included with this current report on Form 8-K as exhibits 4.5 through 4.7, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the 2013 Indenture Supplement, the 2008 Indenture Supplement and the 1986 Indenture Supplement are summaries only and are qualified in their entirety by the complete text of each of such documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures set forth in Item 1.01 pertaining to the Notes are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 23, 2014, by and among Ingersoll-Rand Luxembourg Finance S.A., as issuer, Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company and Ingersoll-Rand Global Holding Company Limited, as guarantors, and Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

4.1	Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Luxembourg Finance S.A., as issuer, and Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company and Ingersoll-Rand Global Holding Company Limited, as guarantors, and The Bank of New York Mellon, as Trustee.

4.2	First Supplemental Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Luxembourg Finance S.A., as issuer, and Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company and Ingersoll-Rand Global Holding Company Limited, as guarantors, and The Bank of New York Mellon, as Trustee, relating to the 2.625% Senior Notes due 2020.

4.3	Second Supplemental Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Luxembourg Finance S.A., as issuer, and Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company and Ingersoll-Rand Global Holding Company Limited, as guarantors, and The Bank of New York Mellon, as Trustee, relating to the 3.550% Senior Notes due 2024.

4.4	Third Supplemental Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Luxembourg Finance S.A., as issuer, and Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company and Ingersoll-Rand Global Holding Company Limited, as guarantors, and The Bank of New York Mellon, as Trustee, relating to the 4.650% Senior Notes due 2044.

4.5	Fifth Supplemental Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Global Holding Company Limited, as issuer, Ingersoll-Rand Company, as co-obligor, Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Luxembourg Finance S.A., as guarantors, and The Bank of New York Mellon, as Trustee, to an Indenture, dated as of June 20, 2013.

4.6	Sixth Supplemental Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Global Holding Company Limited, as issuer, Ingersoll-Rand Company, as co-obligor, Ingersoll-Rand plc, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Luxembourg Finance S.A., as guarantors, and Wells Fargo Bank, N.A., as Trustee, to an Indenture, dated as of August 12, 2008.

4.7	Sixth Supplemental Indenture, dated as of October 28, 2014, by and among Ingersoll-Rand Company, as issuer, Ingersoll-Rand plc, Ingersoll-Rand International Holding Limited, Ingersoll-Rand Company Limited, Ingersoll-Rand Luxembourg Finance S.A., as guarantors, and The Bank of New York Mellon, as Trustee, to an Indenture, dated as of August 1, 1986.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Arthur Cox, Solicitors.

5.3	Opinion of Loyens & Loeff Luxembourg s.à.r.l.

5.4	Opinion of Apple by (Bermuda) Limited.

5.5	Opinion of McCarter & English, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC
(Registrant)

Date: October 28, 2014	/s/ Evan M. Turtz
Evan M. Turtz
Secretary

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